                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

May 2, 2000

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)

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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                     0-26873
                                     -------
                            (Commission File Number)

                                 One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

ITEM 5.  OTHER EVENTS

       On May 2, 2000, Digex, Inc. (the "Company") issued the attached press releases.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

       The following exhibits are filed herewith:

       Exhibit 99 Press Release dated May 2, 2000: "Digex Announces First Quarter Results"

       Exhibit 99.1 Press Release dated May 2, 2000: "Digex Establishes European Subsidiary; Opens London SmartCenter(SM)"

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 4, 2000

                               DIGEX, INCORPORATED
                                   (Registrant)

                              /s/ Mark K. Shull
                              ---------------------
                                  Mark K. Shull
                      President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                                            DESCRIPTION
-----------                                            -----------

99                    Press Release dated May 2, 2000:  "Digex Announces First Quarter Results"

99.1                  Press Release dated May 2, 2000:  "Digex Establishes European Subsidiary; Opens London
                      SmartCenter(SM)"